ACQUISITIONS & DIVESTMENT	12 Months Ended
Dec. 31, 2021
ACQUISITIONS & DIVESTMENT
ACQUISITIONS & DIVESTMENT

3) ACQUISITIONS & DIVESTMENT

a)	Bruin E&P HoldCo, LLC Acquisition

On January 25, 2021, Enerplus Resources (USA) Corporation, an indirect wholly-owned subsidiary of Enerplus entered into a purchase agreement to acquire all of the equity interests of Bruin E&P HoldCo, LLC (“Bruin”) for total cash consideration of $465.0 million, subject to certain purchase price adjustments. Bruin was a private company that held crude oil and natural gas interests in certain properties located in the Williston Basin, North Dakota. The effective date of the acquisition was January 1, 2021 and the acquisition was completed on March 10, 2021.

The acquisition was funded through a new three-year $400 million term loan provided by a syndicate of financial institutions as well as a portion of the proceeds raised through a bought deal offering of common shares of the Company, which was completed on February 3, 2021. A total of 33,062,500 common shares were issued at a price of CDN$4.00 per common share for gross proceeds of approximately $103.4 million (net proceeds of $99.5 million).

The acquisition contributed $319.2 million to crude oil and natural gas revenues and $111.4 million to consolidated earnings before tax from the acquisition date to December 31, 2021. Transaction costs of $5.0 million were incurred for the year ended December 31, 2021.

If the transaction had occurred on January 1, 2021, the combined entity’s unaudited pro-forma crude oil and natural gas revenues for the year ended December 31, 2021 would be $1,538.7 million (2020 – $775.2 million). For the year ended December 31, 2021 the combined entity would have had net income of $197.8 million (2020 – net loss of $1,332.7 million).

The unaudited pro-forma information may not be indicative of the results that actually would have occurred if the events reflected therein had been in effect on the dates indicated or of the results that may be obtained in the future. No pro forma adjustments were made to reflect operating synergies that resulted from the transaction.

Purchase Price Equation

The transaction was accounted for as an acquisition of a business. The purchase price is measured as the fair value of the assets transferred, equity instruments issued, and liabilities incurred or assumed at the acquisition date. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. The purchase price equation was determined following the closing date, during which time the value of the net assets and liabilities acquired was revised as indicated in the agreement and is reflected in the purchase price equation as follows:

($ thousands)	At March 10, 2021
Consideration
Purchase Price	$465,000
Purchase price adjustments	(44,751)
Total consideration	$420,249

Fair value of identifiable assets and liabilities of Bruin
Other current assets	1,667
Property, plant and equipment	542,190
Right of use assets	1,892
Accounts payable	(25,257)
Asset retirement obligation	(21,964)
Commodity contract liabilities	(76,387)
Lease liabilities	(1,892)
Total identifiable net assets	$420,249

The estimated fair value of the acquired property, plant and equipment was based on the after-tax cash-flows and associated proved and probable reserves discounted using an estimated weighted average cost of capital. The determination of proved and probable reserves involves numerous estimates and assumptions (see Note 2).

b)	Dunn County Acquisition

On April 8, 2021, the Company announced it had entered into a purchase agreement to acquire assets in Dunn County, North Dakota from Hess Bakken Investments II, LLC for total cash consideration of $312.0 million, subject to customary purchase price adjustments. The acquisition was funded using the Company’s existing cash balance with the remaining portion funded through borrowing on its bank credit facility. The effective date of the acquisition was March 1, 2021 and the acquisition closed on April 30, 2021.

The acquisition was recorded as an asset acquisition as of the close date of April 30, 2021 with the results of operations from these assets reflected in the Consolidated Financial Statements thereafter. After purchase price adjustments, the purchase consideration including capitalized transaction costs was $306.8 million.

c)	Sleeping Giant and Russian Creek Divestment

On August 30, 2021, the Company announced it had entered into a definitive agreement to sell its interests in the Sleeping Giant field in Montana and the Russian Creek area in North Dakota in the Williston Basin, for total cash consideration of $115.0 million, subject to customary purchase price adjustments. After purchase price adjustments and transaction costs, adjusted proceeds were $107.8 million. In addition, Enerplus may receive up to $5.0 million in contingent payments if the WTI oil price averages over $65 per barrel in 2022 and over $60 per barrel in 2023, with amounts payable on January 31, 2023 and January 31, 2024, respectively. The disposition closed on November 2, 2021. The fair value of the contingent payments have been recorded as part of Other Long-Term assets.